AMENDMENT NUMBER FOUR TO
                  LOAN AND SECURITY AGREEMENT


          This AMENDMENT NUMBER FOUR TO LOAN AND SECURITY AGREEMENT (this "Amendment") is entered into as of April 29, 1999, by and between Foothill Capital Corporation, a California corporation ("Foothill"), on the one hand, and Intergraph Corporation, a Delaware corporation ("Borrower"), with reference to the following facts:

     A. Foothill and Borrower heretofore have entered into that certain Loan and Security Agreement, dated as of December 20, 1996 (as heretofore amended, supplemented, or otherwise modified, the "Agreement");

     B. Borrower has requested Foothill to amend the Agreement to, among other things, reduce the minimum Net Worth covenant for calendar year 1999 as set forth in this Amendment;

     C. Foothill is willing to so amend the Agreement in accordance with the terms and conditions hereof; and

     D. All capitalized terms used herein and not defined herein shall have the meanings ascribed to them in the Agreement, as amended hereby.

          NOW, THEREFORE, in consideration of the above recitals and the mutual premises contained herein, Foothill and Borrower hereby agree as follows:

          1. Amendments to the Agreement. Section 7.20(b) of the Agreement hereby is amended and restated in its entirety to read as follows:

               (b) Net Worth. Net Worth, measured on a fiscal quarter-end basis, during each period set forth below of at least the minimum amount corresponding thereto:

               Period                   Minimum Net Worth
               ------                   -----------------
               From the Closing Date      $325,000,000
               through December  31,
               1998

               January 1, 1999            $300,000,000
               through December  31,
               1999

               January 1, 2000 and        $325,000,000
               thereafter



          2. Representations and Warranties; Covenants. Borrower hereby represents and warrants to Foothill that: (a) the execution, delivery, and performance of this Amendment and of the Agreement, as amended by this Amendment, are within its corporate powers, have been duly authorized by all necessary corporate action, and are not in contravention of any law, rule, or regulation, or any order, judgment, decree, writ, injunction, or award of any arbitrator, court, or governmental authority, or of the terms of its charter or bylaws, or of any contract or undertaking to which it is a party or by which any of its properties may be bound or affected; and (b) this Amendment and the Agreement, as amended by this Amendment, constitute Borrower's legal, valid, and binding obligation, enforceable against Borrower in accordance with its terms.

          3. Conditions Precedent to Amendment. The satisfaction of each of the following on or before April 29, 1999, shall constitute conditions precedent to the effectiveness of this Amendment:

               a. Foothill shall have received the reaffirmation and consent of each of the Obligors (other than Borrower) attached hereto
as Exhibit   A,  duly  executed  and  delivered  by  the  respective
authorized officials thereof;

               b.   Foothill shall have received all required consents
of Foothill's   participants  in  the  Obligations   to   Foothill's
execution, delivery, and performance of this Amendment and each such consent shall be in form and substance satisfactory to Foothill, duly executed, and in full force and effect;

               c. Foothill shall have received a certificate from the Secretary or Assistant Secretary of Borrower attesting to the incumbency and signatures of authorized officers of Borrower and to the resolutions of Borrower's Board of Directors authorizing its execution and delivery of this Amendment and the performance of this Amendment and the Agreement as amended by this Amendment, and authorizing specific officers of Borrower to execute and deliver the same;

               d. The representations and warranties in this Amendment, the Agreement as amended by this Amendment, and the other Loan Documents shall be true and correct in all respects on and as of the date hereof, as though made on such date (except to the extent that such representations and warranties relate solely to an earlier date);

               e. No Event of Default or event which with the giving of notice or passage of time would constitute an Event of Default shall have occurred and be continuing on the date hereof, nor shall result from the consummation of the transactions contemplated herein;

               f. No injunction, writ, restraining order, or other order of any nature prohibiting, directly or indirectly, the consummation of the transactions contemplated herein shall have been issued and remain in force by any governmental authority against Borrower, Foothill, or any of their Affiliates;

               g. The Collateral shall not have declined materially in value from the values set forth in the most recent appraisals or field examinations previously done by Foothill; and

               h. All other documents and legal matters in connection with the transactions contemplated by this Amendment shall have been delivered or executed or recorded and shall be in form and substance satisfactory to Foothill and its counsel.

          4. Effect on Agreement. The Agreement, as amended hereby, shall be and remain in full force and effect in accordance with its  respective terms and hereby is ratified and confirmed in all
respects.   The  execution, delivery,  and  performance  of  this
Amendment shall not operate as a waiver of or, except as expressly set forth herein, as an amendment, of any right, power, or remedy of Foothill under the Agreement, as in effect prior to the date hereof.

          5. Further Assurances. Borrower shall execute and deliver all agreements, documents, and instruments, in form and substance satisfactory to Foothill, and take all actions as Foothill may reasonably request from time to time, to perfect and maintain the perfection and priority of Foothill's security interests in the Collateral and the Real Property, and to fully consummate the transactions contemplated under this Amendment and the Agreement, as amended by this Amendment.

          6.   Miscellaneous.

               a. Upon the effectiveness of this Amendment, each reference in the Agreement to "this Agreement", "hereunder", "herein", "hereof" or words of like import referring to the Agreement shall mean and refer to the Agreement as amended by this Amendment.

               b. Upon the effectiveness of this Amendment, each reference in the Loan Documents to the "Loan Agreement", "thereunder", "therein", "thereof" or words of like import referring to the Agreement shall mean and refer to the Agreement as amended by this Amendment.

               c. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Amendment by signing any such counterpart. Delivery of an executed counterpart of this Amendment by telefacsimile shall be
equally   as  effective  as  delivery  of  an  original  executed
counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by telefacsimile also shall deliver an original executed counterpart of this Amendment but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment.

          [Remainder of page left intentionally blank.]

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first written above.



                              FOOTHILL CAPITAL CORPORATION,
                              a California corporation



                                 By: /s/ Victor Barwig
                                    -----------------------------
                                     Title: /s/ Vice President
                                           ----------------------


                              INTERGRAPH CORPORATION, a Delaware
                              corporation



                                 By: /s/ Eugene H. Wrobel
                                    ------------------------------
                                     Title: /s/ VP & Treasurer
                                          ------------------------




                           EXHIBIT  A
                           ----------

                   Reaffirmation and Consent

          All capitalized terms used herein but not otherwise defined herein shall have the meanings ascribed to them in that certain Amendment Number Four to Loan and Security Agreement, dated as of April 29, 1999 (the "Amendment"). Each of the undersigned hereby (a) represents and warrants to Foothill that the execution, delivery, and performance of this Reaffirmation and Consent are within its corporate powers, have been duly authorized by all necessary corporate action, and are not in contravention of any law, rule, or regulation, or any order, judgment, decree, writ, injunction, or award of any arbitrator, court, or governmental authority, or of the terms of its charter or bylaws, or of any contract or undertaking to which it is a party or by which any of its properties may be bound or affected;
(b)  consents to the amendment of the Agreement by the Amendment;
(c) acknowledges and reaffirms its obligations owing to Foothill under the Pledge Agreement and any other Loan Documents to which it is party; and (d) agrees that each of the Pledge Agreement and any other Loan Documents to which it is a party is and shall remain in full force and effect. Although each of the undersigned has been informed of the matters set forth herein and has acknowledged and agreed to same, it understands that Foothill has no obligation to inform it of such matters in the future or to seek its acknowledgement or agreement to future amendments, and nothing herein shall create such a duty.



                              M&S COMPUTING INVESTMENTS, INC., a
                              Delaware corporation



                                By: /s/ John Wilhoite
                                   --------------------------------
                                     Title: John Wilhoite, Director
                                           ------------------------


                              INTERGRAPH DELAWARE, INC., a Delaware
                              corporation



                                By: /s/ John Wilhoite
                                   --------------------------------
                                     Title: John Wilhoite, Director
                                           ------------------------